UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  April 12, 2012

INTEGRATED FREIGHT CORPORATION
 (Exact name of registrant as specified in its charter)

Florida	000-14273	84-0868815
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#478, 8374 Market Street, Bradenton, Florida 34202-5137
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   941-907-8372

Suite 200, 6371 Business Boulevard, Sarasota, Florida 34240
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   Robert A. Papiri, one of our directors, has resigned effective April 12, 2012.  Mr. Papiri was one of our independent directors.

Item 9.01 Exhibits

The following Exhibit is filed herein:

Exhibit No.	Description

Exhibit 99.1	Letter of resignation – Robert Papiri

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED FREIGHT CORPORATION

/s/ Matthew Veal
     Matthew Veal
     Chief Financial Officer

April 17, 2012

Integrated Freight Corporation.

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Letter of resignation – Robert Papiri